INVESTOR PRESENTATION September 2026 550 SOUTH Charlotte

WHY COUSINS?

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO	• 100% Sun Belt / 100% Class A / 2014 average year built[1] • 76% of portfolio NOI delivered or redeveloped since 2010[2] • CUZ asking rents 28% higher than pre-pandemic levels and 35% higher than Class A avg[3,4]
BENEFITING FROM POWERFUL OFFICE TRENDS	• Flight to quality driving demand for newer, highly-amenitized assets[5] • Sun Belt migration leading to outsized population growth[6] • Record low groundbreakings creating shortage of new, high-quality office space[7]
POSITIONED FOR ORGANIC GROWTH	• Modest lease expirations well below office sector average[8] • Near record-level pipeline with 1MM SF in lease negotiations or signed quarter-to-date[9] • Net effective rents 33% above pre-pandemic levels[10]
STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES	• Strategic recycling of older assets has reduced average portfolio age to 12 years[11] • Sourced over $1.4 billion of compelling and accretive new investments since 2024[12] • Recently delivered 903K development with a land bank supporting 5.1MM SF[13]
BALANCE SHEET PRIMED FOR OPPORTUNITIES	• Simple strategy with $1.1 billion of liquidity including $89 million of unsettled forward equity[14] • Leverage 5.6x Net Debt/EBITDA is the lowest in the office sector[15] • Raised $1.9 billion of public debt since inaugural investment grade credit rating in 2024[16]
TRACK RECORD OF SUCCESS	• Increased cash rents for 49 consecutive quarters[17] • Forecasting earnings growth of 9.7% between 2024 and 2026[18] • NAV growth has consistently outperformed peer average[19]

Cousins

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35 COUSINS AT A GLANCE The Preeminent Sun Belt Office REIT Geographic Concentration1 22.3MM SF portfolio2 2014 average year built2 92.8% leased2 76% of portfolio NOI developed or redeveloped since 20102,3 5.1MM SF land bank5 Dallas 5% Charlotte 13% Atlanta 32% Houston 3% Phoenix 7% Tampa 7% Nashville 1% Austin 32% 903K SF recently delivered development pipeline4

PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO

Lifestyle Office has Emerged as a Distinct and Desirable Property Type

LIFESTYLE OFFICE ASSETS

- ✓ **New or recently redeveloped** properties that command premium rents and enjoy higher occupancy
- ✓ Located in the best markets and submarkets with close proximity to **thriving and dynamic neighborhoods**
- ✓ **Highly-amenitized** including on-site retail & food, activated outdoor space, collaboration & meeting space, state-of-the art fitness options with locker rooms
- ✓ **Inspired design** and **efficient systems and floorplates** are becoming gating factors for increasingly discerning customers

Companies are recognizing the importance of desirable office space in recruitment, retention and culture

COMMODITY OFFICE ASSETS

- ✗ **Older vintage assets** with few or no in-building amenities and limited outdoor activation
- ✗ Proximity to single-use office districts with **challenging walkability** and few post work entertainment options
- ✗ **Dated designs** as well as **inefficient building systems and floorplates** with bland common areas
- ✗ Fundamental interior features – **low ceiling heights, small windows, etc.** – are uneconomic to change or improve through redevelopment
- ✗ Inconvenient and exposed **surface parking** with limited transit options

Large portions have become obsolete and unleasable – many are being redeveloped into another use

Cousins

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5 PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO Amenity-Rich Trophy Assets in Leading Sun Belt Markets 725 PONCE Atlanta HEIGHTS UNION Tampa VANTAGE Charlotte 100 MILL Phoenix THE DOMAIN Austin SAIL TOWER Austin

6 PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO Select Repositioning of High-Quality Assets in Prime Locations TERMINUS 200 Buckhead Atlanta RECENT REDEVELOPMENTS 550 SOUTH Uptown Charlotte PROSCENIUM Midtown Atlanta HAYDEN FERRY Tempe Phoenix

7 PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO Select Repositioning of High-Quality Assets in Prime Locations 201 N TRYON Uptown Charlotte IN-PROCESS REDEVELOPMENT

8 PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO Cousins Portfolio Quality Ranks at the Top of Office REIT Peers 0 10 20 30 40 50 60 CUZ BXP PGRE KRC HIW HPP SLG VNO ESRT DEI Rent Score Build Score Amenity Score BANK OF AMERICA ANALYSIS OF PORTFOLIO QUALITY1 “Flight-to-quality is structural…Buildings that can’t compete on tenant experience, location and flexible lease terms will continue to lose tenants to those that can.” - CBRE, 2026 Americas Office Occupier Sentiment Survey, 7/30/26

9 ATLANTA AUSTIN CHARLOTTE DALLAS PHOENIX TAMPA CLASS A ASKING RENT ($/SF)1,2 PREMIER SUN BELT LIFESTYLE OFFICE PORTFOLIO Command Premium Rents 35% Higher than Class A Average in Our Core Markets $41.47 $53.61 Total Market $36.61 $62.36 Total Market $44.34 $55.09 Total Market $52.47 $64.90 Total Market $38.65 $51.30 Total Market $40.65 $79.12 Total Market

10 -53 -24 -57 -140 -62 -86 133 -150 -100 -50 0 50 100 150 Before 1960 1960s 1970s 1980s 1990s 2000s 2010-Present Net Absorption Since Covid-19 Onset (SF MM'S) Y ea r of D el iv er y FLIGHT TO QUALITY Net Absorption Since COVID Onset1 BENEFITING FROM POWERFUL OFFICE TRENDS Flight to Quality is Driving Demand for Newer, Highly-Amenitized Assets 76% CUZ NOI generated from assets developed or redeveloped since 20102

11 Domestic Net Migration 20251 SUN BELT MIGRATION1 BENEFITING FROM POWERFUL OFFICE TRENDS Sun Belt Migration is Reaccelerating Houston Dallas Austin Nashville Charlotte Atlanta Tampa Phoenix 1. Texas +84k 2. North Carolina +67k 3. South Carolina +67k 47. Massachusetts -33k 4. Florida +42k 48. New Jersey -37k 5. Tennessee +31k 49. Illinois -40k 6. Arizona +27k 50. New York -138k 7. Alabama +23k 51. California -229k 8. Georgia +23k . . .

12 33MM 86MM 0 10 20 30 40 50 60 70 80 90 100 1970 1980 1990 2000 2010 2020 Arizona Tennessee North Carolina Georgia Florida Texas BENEFITING FROM POWERFUL OFFICE TRENDS Sun Belt Migration is Not a New Phenomenon POPULATION GROWTH IN COUSINS MARKETS1 MM’s +161% Increase 26% of U.S. Population 16% of U.S. Population

13 BENEFITING FROM POWERFUL OFFICE TRENDS A Resurgence of Corporate Relocations and Expansions in Sun Belt Markets Apollo Selects Austin for Strategic Hub for Talent, Innovation and Long-Term Growth - August 2026 HEADLINES1 Oracle Scales Up Nashville Offices to Support Rapid Growth - March 2026 Starbucks Selects Tennessee for Southeast Corporate Office - April 2026 Samsung Moving US Headquarters from New Jersey to Texas - June 2026 The New York Stock Exchange to Launch NYSE Texas - February 2025 Capital Group to Establish Major Operations Hub in Charlotte - March 2026 Goldman’s Dallas Hub Reaps Benefits of Texas as ’Magnet for Talent’ - January 2026 Rivian Announces New East Coast Headquarters in Atlanta - July 2025 SMBC to Establish Second U.S. Headquarters in Charlotte - April 2026

14 LEASING VOLUME vs PRE-PANDEMIC1 BENEFITING FROM POWERFUL OFFICE TRENDS Sun Belt Leasing Activity Has Exceeded Pre-Pandemic Levels For More Than a Year 104% Sun Belt Growth Markets Atlanta, Austin, Charlotte, Dallas, Denver, Miami/South FL, Nashville, Phoenix, Raleigh, San Diego, Tampa 40% 50% 60% 70% 80% 90% 100% 110% 2020 2021 2022 2023 2024 2025 Tr ai lin g 12 -m on th le as in g re la ti ve to 2 0 19 (% ) 76.2% U.S. Overall 64.6% Gateway Markets Boston, Chicago, DC, LA, New York, San Francisco, Seattle

15 -0.8% -0.4% 0.0% 0.4% 0.8% 1.2% 1.6% -10 -5 0 5 10 15 20 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Deliveries Net change in supply U.S. OFFICE INVENTORY1 (MM SF) BENEFITING FROM POWERFUL OFFICE TRENDS Office Supply is Shrinking and Creating a Shortage of New, High-Quality Space Inventory is shrinking as conversions accelerate and groundbreakings are at all-time lows

16 0% 10% 20% 30% 40% DEI HPP CDP PDM HIW BDN VNO KRC ESRT DEA SLG CUZ BXP 2026 2027 2028 LEASE EXPIRATIONS BY YEAR1 POSITIONED FOR ORGANIC GROWTH Modest Lease Expirations Well Below Office Sector Average 13.3% Avg = 22.4%

17 89.4% 92.8% 75% 80% 85% 90% 95% 1Q17 1Q18 1Q19 1Q20 1Q21 1Q22 1Q23 1Q24 1Q25 1Q26 % Occupied % Leased COUSINS PORTFOLIO OCCUPANCY vs LEASED1 POSITIONED FOR ORGANIC GROWTH Increasing Occupancy from Contractual and New Leasing Pre-COVID2 Avg = 94% Leased Pre-COVID2 Avg = 91% Occupancy Near record- level leasing pipeline with 1MM SF in lease negotiations or already signed quarter-to-date3

18 - 200 400 600 800 1,000 1,200 1Q17 1Q18 1Q19 1Q20 1Q21 1Q22 1Q23 1Q24 1Q25 1Q26 COUSINS QUARTERLY LEASING VOLUME1 POSITIONED FOR ORGANIC GROWTH Recent Leasing Acceleration to Near-Record Levels SF 000’s

19 $22.64 $30.20 $15.00 $17.00 $19.00 $21.00 $23.00 $25.00 $27.00 $29.00 $31.00 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 COUSINS ANNUALIZED NET EFFECTIVE RENT1 POSITIONED FOR ORGANIC GROWTH Net Effective Rents Above Pre-Pandemic Levels $/SF +33% Increase YTD

20 -$800 -$600 -$400 -$200 $0 $200 $400 $600 $800 $1,000 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Acquisitions Dispositions Development Starts ASSET RECYCLING1, STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES Improving Portfolio Quality and Cash Flows Through Capital Recycling MM’s Portfolio Avg Age 28 Yrs Portfolio Avg Age2 12 Yrs

21 STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES Sourced over $1.4 Billion of Compelling New Acquisitions in Core Sun Belt Markets Since 20241 RECENT ACQUISITIONS UPTOWN Charlotte 300 SOUTH TRYON $317.5MM SOUTH END Charlotte VANTAGE $328.5MM UPTOWN Dallas THE LINK $218MM DOWNTOWN Austin SAIL TOWER $521.8MM

22 STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES 903K SF Development Delivering NOI Growth NEUHOFF RECENTLY DELIVERED DEVELOPMENT NASHVILLE 396K SF Office 53K SF Retail 542 Apartments 50% Ownership Office 96% Leased1 Apartments 93% Leased1

23 DOMAIN POINT LEGACY UNION TWO / THREE LEGACY 600K SF DALLAS MIDTOWN 800K SF 887 WEST PEACHTREE 3354 PEACHTREE ATLANTA AUSTIN 715 PONCE MIDTOWN 200K SF DOMAIN 900K SF TAMPA CORPORATE CENTER V WESTSHORE 180K SF DOMAIN CENTRAL CHARLOTTE 1435 S. TRYON SOUTH END 650K SF STRATEGIC CAPITAL ALLOCATION CREATES GROWTH OPPORTUNITIES Land Bank Supports 5.1MM SF1 of Additional New Office or Mixed-Use Development BUCKHEAD 800K SF DOMAIN 600K SF NASHVILLE NEUHOFF PHASE II GERMANTOWN 300K SF

24 5.6x 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x SLG HPP BDN VNO BXP DEA KRC PDM ESRT FSP HIW CDP CUZ NET DEBT/EBITDA1 $1.1 Billion Liquidity2 BALANCE SHEET PRIMED FOR OPPORTUNITIES Low Leverage with Substantial Liquidity Avg = 7.8x

25 120 bps 0 20 40 60 80 100 120 140 160 180 KRC PDM VNO HIW BXP CUZ In di ca ti ve 10 -Y r Sp re ad s (b ps ) BALANCE SHEET PRIMED FOR OPPORTUNITIES Lowest Cost of Debt Capital Among Office REITs $1.9 Billion Outstanding public notes across four issuances since 20242 UNSECURED DEBT SPREADS1

26 0% 5% 10% 15% 20% 25% 1Q17 1Q18 1Q19 1Q20 1Q21 1Q22 1Q23 1Q24 1Q25 1Q26 TRACK RECORD OF SUCCESS Increased Cash Rents for 49 Consecutive Quarters COUSINS INCREASE IN 2ND GENERATION CASH NET RENT1 Avg = 9.6%

27 9.7% -40% -30% -20% -10% 0% 10% BDN SLG ESRT KRC DEI BXP HIW VNO PDM DEA CDP CUZ ANNUAL FFO/SHARE GROWTH 2024 vs 20261 TRACK RECORD OF SUCCESS Industry Leading Earnings Growth Avg = -8.5%

28 TRACK RECORD OF SUCCESS Earnings Growth Supports Valuation Consistent With Other Property Types Dividend Yield (’24-’26 Avg3) 3.7% 4.2% 4.9% 4.5%4.2% Despite solid earnings growth and dividend yield, CUZ trades at a significantly lower multiple than other top REITs 2026 FFO MULTIPLES (Top 3 by Size1) FFO Growth (‘24-’26 CAGR3) 3.9% 0.1% 2.5% 4.9%(4.1%) 1. Top 3 REITs based on equity market cap (excluding CUZ) include: PLD, EGP, REXR, ESS, MAA, UDR, SPG, O, KIM, BXP, VNO, KRC. Excluding VMRK due to recent merger. CUZ Total 9.4%7.6% 4.3% 7.4% 0.1% 19.5 16.2 14.4 11.4 9.6 0.0 5.0 10.0 15.0 20.0 Industrial Residential Retail Office CUZ FF O M ul ti pl e 2

29 -7% -34% -50% -60% -50% -40% -30% -20% -10% 0% 10% 20% 30% 1Q17 1Q18 1Q19 1Q20 1Q21 1Q22 1Q23 1Q24 1Q25 1Q26 NET ASSET VALUE CHANGE PER GREEN STREET1 TRACK RECORD OF SUCCESS Premier Sun Belt Portfolio and Development Expertise Drive Relative NAV Performance CUZ Non-Gateway Peer Avg Gateway Peer Avg

30 Pamela F. Roper Executive Vice President, General Counsel and Corporate Secretary M. Colin Connolly President and Chief Executive Officer John S. McColl Executive Vice President, Development Gregg D. Adzema Executive Vice President and Chief Financial Officer Richard Hickson Executive Vice President, Operations Kennedy Hicks Executive Vice President and Chief Investment Officer MEET OUR EXECUTIVE TEAM Stable, Experienced Leadership

APPENDIX 300 COLORADO Austin

32 Technology 23% Financial Services 22% Professional Services 12% Real Estate 9% Legal Services 8% Consumer Goods and Services 7% Other 6% Healthcare 5% Insurance 5% Construction 3% Buckhead 42% Midtown 40% Central Perimeter 9% North Fulton 9% Submarket Concentration2 Industry Concentration4 ATLANTA Market Snapshot 8.6MM Total Square Feet1 92% Leased1 $51.30 Average Asking Rent3

33 Technology 55% Legal Services 11% Energy 10% Consumer Goods and Services 8% Financial Services 5% Other 4% Professional Services 2% Marketing 3% Healthcare 2% CBD 52% Domain 39% Southwest 7% Northwest 2% AUSTIN Market Snapshot 5.1MM Total Square Feet1 97% Leased1 $64.90 Average Asking Rent3 Industry Concentration4 Submarket Concentration2

34 Financial Services 25% Legal Services 23% Insurance 12% Other 9% Professional Services 7% Consumer Goods and Services 9% Transportation 5% Real Estate 4% Healthcare 3% Marketing 3% South End 46% Uptown 54% CHARLOTTE Market Snapshot 2.7MM Total Square Feet1 82% Leased1 Submarket Concentration2 Industry Concentration4 $55.09 Average Asking Rent3

35 Healthcare 22% Insurance 15% Other 13% Technology 11% Legal Services 11% Financial Services 8% Consumer Goods and Services 8% Real Estate 7% Professional Services 5% Westshore 82% CBD 18% 97% Leased1 1.8MM Total Square Feet1 $53.61 Average Asking Rent3 TAMPA Market Snapshot Submarket Concentration2 Industry Concentration4

36 Technology 37% Professional Services 24% Other 14% Construction 7% Real Estate 6% Transportation 5% Legal Services 4% Healthcare 3% Tempe 100% PHOENIX Market Snapshot 97% Leased1 1.6MM Total Square Feet1 Submarket Concentration2 Industry Concentration4 $62.36 Average Asking Rent3

37 Energy 35% Financial Services 26% Legal 12% Marketing 12% Real Estate 8% Other 4% Professional Services 3% Legacy 29% Preston Center 18% Uptown 53% DALLAS Market Snapshot 98% Leased1 808K Total Square Feet1 $79.12 Average Asking Rent3 Submarket Concentration2 Industry Concentration4

38 Page 17 – Positioned for Organic Growth 1. Per Cousins’ quarterly supplemental reports. 2. Pre-COVID defined as 1Q17 – 1Q20. 3. As of 14-Sep-2026. Leases in negotiation may not be executed and the timing of lease execution may extend beyond 3Q26. Pages 18 & 19 – Positioned for Organic Growth 1. Per Cousins’ quarterly supplemental reports. Includes new development leasing where applicable. Page 20 – Strategic Capital Allocation Creates Growth Opportunities 1. Per Cousins’ quarterly supplemental reports. 2. Average age is adjusted for thirteen assets that have been redeveloped over the past eight years. Page 21 – Strategic Capital Allocation Creates Growth Opportunities 1. Per Cousins’ quarterly supplemental reports. Total includes JV investment in Proscenium for $16.7mm not depicted on page. Page 22 – Strategic Capital Allocation Creates Growth Opportunities 1. Per 30-Jun-2026 quarterly supplemental report. Page 23 – Strategic Capital Allocation Creates Growth Opportunities 1. Represents Cousins’ estimate of developable SF, excluding redevelopment. Excludes 303 Tremont that is under contract to sell. Page 24 – Balance Sheet Primed for Opportunities 1. Represents total debt, including Company’s share of unconsolidated debt, net of cash, divided by quarterly Annualized Adjusted EBITDAre as reported in companies’ most recent quarterly filings. Includes members of the FTSE NAREIT Equity Office Index that report EBITDAre. 2. Liquidity represents cash plus availability under Cousins’ Credit Facility as of 30-Jun-2026 plus $89MM of unsettled forward equity comprised of 2.9mm shares issued on forward basis on our ATM program. Page 25 – Balance Sheet Primed for Opportunities 1. Indicative new 10-year bond pricing based on current trading levels per PNC. 2. See Note 7 of 10-Q as of 30-Jun-2026. Page 26 – Track Record of Success 1. Per Cousins’ supplemental reports. Page 27 – Track Record of Success 1. Annual FFO/share growth based on the midpoint of 2026 guidance when available, otherwise analyst consensus estimates. Page 28 – Track Record of Success 1. Top 3 REITs based on equity market capitalization (excluding CUZ) as of 9/10/26 include: PLD, EGP, REXR, ESS, MAA, UDR, SPG, O, KIM, BXP, VNO, KRC. Excluding VMRK due to recent merger. 2. 2026 FFO multiples based on share price as of 9/8/26 and consensus 2026 FFO. 3. FFO growth and dividend yield reflect 2024-2025 actuals and consensus and current dividend for 2026. Page 29 – Track Record of Success 1. Source: Green Street Weekly Pricing reports through 28-Aug-2026. Includes 11 office peers covered by Green Street for entire period. NAV estimates adjusted for splits and spin-offs per Green Street. Appendix – Market Snapshots 1. Represents portfolio statistics of Company as reported in Cousins’ 30-Jun-2026 quarterly supplement. 2. Calculation is based on pro-rata share of 2Q26 NOI of Cousins assets. 3. See endnote 1 for Page 9 Premier Sun Belt Lifestyle Office Portfolio. 4. Based on 2Q26 revenues. Management uses SIC codes when available along with judgment to determine customer industry classification. Page 2 – Why Cousins? 1. See endnote 1 page 20 Strategic Capital Allocation Creates Growth Opportunities. 2. See endnote 2 page 10 Benefitting from Powerful Office Trends. 3. Based on CoStar weighted average asking rents of Cousins assets from 4Q19 to 2Q26. 4. See page 9 Premier Sun Belt Lifestyle Office Portfolio, 5. See page 10 Benefiting from Powerful Office Trends. 6. See pages 11-12 Benefiting from Powerful Office Trends. 7. See page 15 Benefiting from Powerful Office Trends. 8. See page 16 Positioned for Organic Growth. 9. See endnote 2 page 17 Positioned for Organic Growth. 10. See page 19 Positioned for Organic Growth. 11. See page 20 Strategic Capital Allocation Creates Growth Opportunities. 12. See page 21 Strategic Capital Allocation Creates Growth Opportunities. 13. See page 23 Strategic Capital Allocation Creates Growth Opportunities. 14. See endnote 2 page 24 Balance Sheet Primed for Opportunities. 15. See endnote 1 page 24 Balance Sheet Primed for Opportunities. 16. See endnote 2 page 25 Balance Sheet Primed for Opportunities. 17. See page 26 Track Record of Success. 18. See page 27 Track Record of Success. 19. See page 29 Track Record of Success. Page 3 – Cousins at a Glance 1. Represents Cousins’ pro-rata share of 2Q26 NOI per 30-Jun-2026 filings. 2. As of 30-Jun-2026. 3. Based on 2Q26 NOI. See endnote 2 page 20 Strategic Capital Allocation Creates Growth Opportunities. 4. See page 22 Strategic Capital Allocation Creates Growth Opportunities. 5. See page 23 Strategic Capital Allocation Creates Growth Opportunities. Page 8 – Premier Sun Belt Lifestyle Office Portfolio 1. Source: BofA’s proprietary quality assessment of US Office REITs published 11-July-2024, Page 9 – Premier Sun Belt Lifestyle Office Portfolio 1. Source: CoStar. Weighted average gross rental rates of 4 & 5 star properties in our markets as of Jun- 2026; where net rents are quoted, estimated operating expenses are added to achieve gross rents. 2. Cousins’ asking rates represent only properties with space available for lease. Page 10 – Benefiting from Powerful Office Trends 1. Source: JLL Research. 2. Based on 2Q26 NOI. Page 11 – Benefiting from Powerful Office Trends 1. Source: U.S. Census Bureau Domestic Net Migration, July 2024-July 2025. Page 12 – Benefiting from Powerful Office Trends 1. Source: U.S. Census Bureau Historical Population Change Data. Page 13 – Benefiting from Powerful Office Trends 1. Sources: Company press releases, Bloomberg, NJ Biz Journal and City of Charlotte. Page 14 – Benefiting from Powerful Office Trends 1. Source: JLL Research. Page 15 – Benefiting from Powerful Office Trends 1. Source: JLL U.S. Office Market Dynamics, 2Q 2026. Page 16 – Positioned for Organic Growth 1. Lease expirations based on total portfolio rent when available, otherwise square footage; as of 30-Jun- 2026. Includes all members of the FTSE NAREIT Equity Office Index that report lease expirations. ENDNOTES

39 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION Certain matters contained in this report are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized herein. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, expectations, and objectives. Examples of forward-looking statements in this earnings release and supplemental information include the Company’s guidance and underlying assumptions; projected capital expenditures; industry trends; future occupancy or volume and velocity of leasing activity; and entry into new markets. Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the risks and uncertainties related to the impact of changes in general economic and capital market conditions (on an international or national basis or within the markets in which we operate), including changes in inflation, changes in interest rates, supply chain disruptions, labor market disruptions (including changes in unemployment), dislocation and volatility in capital markets, and potential longer-term changes in consumer and customer behavior resulting from the severity and duration of any downturn, adverse conditions or uncertainty in the U.S. or global economy; risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases on favorable terms and on anticipated schedules); any adverse change in the financial condition or liquidity of one or more of our tenants or borrowers under our real estate debt investments; changes in customer preferences regarding space utilization; changes in customers’ financial condition; the availability, cost, and adequacy of insurance coverage; competition from other developers, investors, owners, and operators of real estate; the failure to achieve anticipated benefits from intended or completed acquisitions, developments, investments, or dispositions; the cost and availability of financing, the effectiveness of any interest rate hedging contracts, and any failure to comply with debt covenants under credit agreements; the effect of common stock, debt, or operating partnership unit issuances; threatened terrorist attacks or sociopolitical unrest such as political instability, civil unrest, armed hostilities, or political activism and the potential impact of the same upon our day-to-day building operations; the immediate and long-term impact of the outbreak of a highly infectious or contagious disease on our and our customers’ financial condition; risks associated with security breaches through cyberattacks, cyber intrusions, or otherwise; risks associated with the adoption and usage of artificial intelligence; changes in senior management, the Board of Directors, or key personnel; the potential liability for existing or future environmental or other applicable regulatory requirements, including the requirements to qualify for taxation as a real estate investment trust; the financial condition and liquidity of, or disputes with, joint venture partners; material changes in dividend rates on common shares or other securities or the ability to pay those dividends; the impact of changes to applicable laws, including the tax laws impacting REITs and the passage of the One Big Beautiful Bill Act, and the impact of newly adopted accounting principles on our accounting policies and on period to period comparison of financial results; risks associated with climate change and severe weather events; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company. These forward-looking statements are not exhaustive, speak only as of the date of issuance of this report and are not guarantees of future results, performance, or achievements. Additional risk factors that could adversely affect our business and financial performance can be found in Part 1, Item 1A. Risk Factors, of our Annual Report on Form 10-K for the year ended December 31, 2025, and are specifically incorporated by reference herein. The Company does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events, or other matters, except as otherwise required by law.

3344 Peachtree Road NE Suite 1800 Atlanta, GA 30326 cousins.comGregg Adzema Executive Vice President and Chief Financial Officer gadzema@cousins.com 404.407.1116 Roni Imbeaux Senior Vice President, Finance and Investor Relations rimbeaux@cousins.com 404.407.1104 HAYDEN FERRY Tempe